                                                                   EXHIBIT 10.40

                                LEASE AGREEMENT

STATE OF Georgia

COUNTY OF Fulton

     THIS LEASE, made as of the 1st day of August, 1986, by and between Suburban Grayson Atlanta Partnership, first party, (hereinafter called "Landlord"); and Suburban Ostomy Supply Co., second party (hereinafter called "Tenant");

                                  WITNESSETH:

Premises

     1. The Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved, and contained, to be paid, kept and performed by the Tenant, has leased and rented, and by these presents does lease and rent, unto the Tenant, and the Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (exclusive of any easements for light or air), hereinafter called "premises", to wit:

All that tract or parcel of land more particularly described on Exhibit "A"
                                                                -----------
attached hereto and made a part hereof.

Term

SEE SPECIAL STIPULATION NO. 35

     2. To have and to hold the same for the term to commence on the ____ day of _______, 19__, and ending on the ____ day of ___________, 19__, at midnight, unless sooner terminated as hereinafter provided.

SEE SPECIAL STIPULATION NO. 36

Rental

     3. The Tenant agrees to pay to the Landlord promptly on the first day of each month in advance, during the term of this lease, a monthly rental of
____________________.

     The aforesaid payments of rent are to be made to:

                                Suburban Grayson Atlanta Partnership
                                One Watson Place
                                Framingham, Massachusetts 01701

Construction of this Agreement

     4. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with his obligation hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof. Time is of the essence of this agreement.

Definitions

     5. "Landlord" as used in this lease shall include first party, his heirs, representatives, assigns and successors in title to premises. "Tenant" shall include second party, his heirs and representatives, and if this lease shall be validly assigned to sublet, shall include also Tenant assignees or subleasses' as to premises covered by such assignment or sublease. "Landlord", and "Tenant", include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

Utility Bills

     6. Tenant shall pay water, sewer, gas, electricity, fuel, light, heat, power bills and sprinkler system service charges (if any) for leased premises, or used by Tenant in connection therewith. If Tenant does not pay the same, Landlord may pay the same and such payment shall be added to the rental of the premises.

Use of Premises

     7. Premises shall be used for office, sales distribution and warehousing purposes and no other. Premises shall not be used for any illegal purpose; nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance or increase the rate of insurance on premises.

Abandonment of Leased Premises

     8. Tenant agrees not to abandon or vacate leased premises during the period of this lease, and agrees to use said premises for the purpose herein leased until the expiration hereof.

Repairs by Landlord

     9. The Landlord agrees to keep in good repair the roof, foundations, and exterior walls of the building on the premises and underground utility and sewer pipes outside of the exterior walls of said building; provided, however, the Landlord shall not be responsible for the repair of glass and exterior doors and any and all repairs rendered necessary by the negligence of Tenant, its agents, employees or invitees Landlord gives to Tenant exclusive control of premises and shall be under no obligation to inspect said premises. Tenant shall promptly report in writing to Landlord any defective condition known it which Landlord is required to repair, and failure to so report such defects shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such defects.

Repairs by Tenant

     10. Tenant accepts the leased premises in their present condition and as suited for the uses intended by Tenant. Tenant shall, throughout the initial term of this lease and all renewals thereof, at its expense, maintain in good order and repair the leased premises, including the building, heating and air conditioning equipment including but not limited to replacement of parts, compressors, air handling units and heating units, and other improvements located thereon, except those repairs expressly required to be made by Landlord. Tenant further agrees to care for the grounds around the building, including the mowing of grass, paving, care of shrubs and general landscaping. In the event Tenant fails to make said repairs or maintain said grounds, then Landlord may, but shall not be obligated to, make such repairs or maintain said grounds, in which event, Tenant shall promptly reimburse Landlord for all expenses incurred thereby. If this is a multi-tenanted building, Tenant's responsibility to maintain said grounds shall be limited to all outside areas of the building adjacent or opposite to the exterior walls of the area covered by this Lease. Tenant agrees to return said premises to Landlord at the expiration, or prior termination, of this lease in as good condition and repair as when first received, natural wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted. Aside from the aforesaid repairs, Tenant shall not make any alterations, additions or improvements to the premises without the prior written consent of Landlord.

Tax Escalation

     11. Tenant shall pay to Landlord upon demand, as additional rental during the term of this lease and any extension or renewal thereof, the amount by which all taxes (including, but not limited to, ad valorem taxes, special assessments and governmental charges on the premises for each tax year exceeds all taxes on the premises for the first full tax year during the lease term. In the event the premises are less than the entire property assessed for such taxes for any such tax year, then the tax for any such year applicable to the premises shall be determined by proration on the basis that the rentable floor area of the premises bears to the rentable floor area of the entire property assessed. If the final year of the lease term fails to coincide with the tax year, then any excess for the tax year during which the term ends shall be reduced by the pro rata part of such tax year beyond the lease term.

Destruction of or Damage to Premises

     12. If premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this lease shall terminate as of the date of such destruction, and rental shall be accounted for as between Landlord and Tenant as of that date. If premises are damaged but not wholly destroyed by any of such casualties, rental shall abate in such proportion as use of premises has been destroyed, and Landlord shall restore premises to substantially the same condition as before damage as speedily as practicable, whereupon full rental shall recommence.

Indemnity

     13. Tenant agrees to indemnify and save harmless the Landlord against all claims for damages to persons or property by reason of the use or occupancy of the leased premises, and all expenses incurred by Landlord because thereof, including attorney's fees and court costs.

Governmental Orders

     14. Tenant agrees, at his own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's occupancy of said premises. Landlord agrees to promptly comply with any such requirements if not made necessary by reason of Tenant's occupancy. It is mutually agreed, however, between Landlord and Tenant, that if in order to comply with such requirements, the cost to Landlord or Tenant, as the case may be, shall exceed a sum equal to one year's rent, then Landlord or Tenant who is obligated to comply with such requirements is privileged to terminate this lease by giving written notice of termination to the other party, by registered mail, which termination shall become effective sixty (60) days after receipt of such notice, and which notice shall eliminate necessity of compliance with such requirement by party giving such notice, unless party receiving such notice of termination shall, before termination becomes effective, pay to party giving notice all cost of compliance in excess of one year's rent, or secure payment of said sum in manner satisfactory to party giving notice.

Condemnation

     15. If the whole of the leased premises, or such portion thereof as will make premises unusable for the purposes herein leased, shall be condemned by any legally constituted authority or taken by private purchase in lieu thereof for any public use or purpose, then in either of said events the term hereby granted shall cease from the time when possession thereof is taken by public authorities, and rental shall be accounted for as between Landlord and Tenant as of that date. Such termination, however, shall be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that neither the Tenant nor Landlord shall have any rights in any award made to the other by any condemnation authority.

Assignment and Subletting

     16. Tenant may not, without the prior written consent of Landlord which shall not be unreasonably withheld by Landlord, assign this lease or any interest hereunder, or sublease premises or any part thereof, or permit the use of premises by any party other than Tenant. Consent to one or more assignments or subleases shall not destroy or waive this provision.

Subtenants and assignees shall become directly liable to landlord for all obligations of Tenant hereunder without relieving Tenant's liability.

Removal of Fixtures

     17. Tenant may (if not in default hereunder), prior to the expiration of this Lease or any extension thereof, remove all fixtures and equipment which Tenant has placed in the premises; provided, however, that Tenant shall not remove: (a) air conditioning, air ventilating and heating fixtures; (b) lighting fixtures; (c) dock levelers; and (d) carpeting. Upon removal of said fixtures and equipment which Tenant is allowed to remove as set forth in the preceding sentence, Tenant shall repair all damage to premises caused by such removal.

Cancellation of Lease by Landlord

     18. It is mutually agreed that in the event the Tenant shall default in the payment of rent herein reserved, when due, and fails to cure said default within five (5) days after written notice thereof from Landlord; or if Tenant shall be in default in performing any of the terms or provisions of this lease other than the provision requiring the payment of rent, and fails to cure such default within thirty (30) days after the date of receipt of written notice of default from Landlord; or if Tenant is adjudicated bankrupt; or if a permanent receiver is appointed for Tenant's property and such receiver is not removed within sixty days after written notice from Landlord to Tenant to obtain such removal; or if, whether voluntarily or involuntarily, Tenant takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof is, or is proposed to be, reduced or payment thereof deferred; or if Tenant makes an assignment for benefit of creditors; or if Tenant's effects should be levied upon or attached under process against Tenant, not satisfied or dissolved within thirty (30) days after written notice from Landlord to Tenant to obtain satisfaction thereof; then, and in any of said events, Landlord at his option may at once, or within six (6) months thereafter (but only during continuance of such default or condition), terminate this lease by written notice to Tenant; whereupon this lease shall end. After an authorized assignment or subletting of the entire premises covered by this lease, the occurring of any of the foregoing defaults or events shall affect this lease only if caused by, or happening to, the assignee or sublessee. Any notice provided in this paragraph may be given by Landlord, or his attorney, or Agent herein named. Upon such termination by Landlord, Tenant will at once surrender possession of the premises to Landlord and remove all of Tenant's effects therefrom; and Landlord may forthwith re-enter the premises and repossess himself thereof, and remove all persons and effects therefrom, using such force as may be necessary without being guilty of trespass, forcible entry or detainer or other tort.

Reletting by Landlord

     19. Landlord, as Tenant's agent, without terminating this lease, upon Tenant's failure to cure any default within the time permitted as set forth in paragraph 18 hereof, may at Landlord's option enter upon and rent premises at the best price obtainable by reasonable effort, without advertisement and by private negotiations and for any term Landlord deems proper. Tenant shall be liable to Landlord for the deficiency, if any, between Tenant's rent hereunder and the price obtained by Landlord on reletting.

Exterior Signs

     20. Tenant shall place no signs upon the outside walls or roof of the leased premises except with the written consent of the Landlord. Any and all signs placed on the within leased premises by Tenant shall be maintained in compliance with rules and regulations governing such signs and the Tenant shall be responsible to Landlord for any damage caused by installation, use, or maintenance of said signs, and Tenant agrees upon removal of said signs to repair all damage incident to such removal.

Entry for Carding, etc.

     21. Landlord may card premises "For Rent" or "For Sale" thirty (30) days before the termination of this lease. Landlord may enter the premises at reasonable hours to exhibit same to prospective purchasers or tenants and to make repairs required of Landlord under the terms hereof, or to make repairs to Landlord's adjoining property, if any.

Effect of Termination of Lease

     22. No termination of this lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Landlord's right to collect rent for the period to termination thereof.

Mortgagee's Rights

     23. Tenant's rights shall be subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be, placed upon the premises by Landlord, and Tenant agrees to execute and deliver such documentation as may be required by any such lender to effect such subordination.

No Estate in Land

     24. This contract shall create the relationship of Landlord and Tenant between the parties hereto; no estate shall pass out of Landlord. Tenant has only a usufruct, not subject to levy and sale, and not assignable by Tenant except by Landlord's consent.

Holding Over

     25. If Tenant remains in possession of premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of parties, Tenant shall be a tenant at will at rental rate in effect at end of lease; and there shall be no renewal of this lease by operation of law.

Attorney's Fees and Homestead

     26. If any rent owing under this lease is collected by or through an attorney at law, Tenant agrees to pay ten percent (10%) thereof as attorneys' fees. Tenant waives all homestead rights and exemptions which he may have under any law as against any obligation owing under this lease. Tenant hereby assigns to Landlord his homestead and exemption.

Rights Cumulative

     27. All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative but not restrictive to those given by law.

Service of Notice

     28. Tenant hereby appoints as his agent to receive service of all dispossessory or distraint proceedings and notices thereunder, and all notices required under this lease, the person in charge of leased premises at the time, or occupying said premises; and if no person is in charge of, or occupying said premises, then such service or notice may be made by attaching the same on the main entrance of said premises. A copy of all notices under this lease shall also be sent to Tenant's last known address, if different from said premises.

Statement of Acceptance

     29. After completion of the premises in accordance with the terms of this Lease Contract, Tenant will furnish Landlord with a written statement confirming Tenant's acceptance of the premises and confirming the commencement date of the term of this Lease.

Special Stipulations

     In so far as the following stipulation conflict with any of the foregoing provisions, the following shall control:

     See the Special Stipulations attached hereto as Exhibit "B"
                                                     -----------
     and made a part hereof.

     This lease contains the entire agreement of the parties hereto and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect.

     IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals, in triplicate, the day and year first above written.

Signed, sealed and delivered               Suburban Grayson Atlanta
as to Landlord, Partnership
in the presence of:

______________________________             By:_________________________ (SEAL)
Unofficial Witness                            General Partner


______________________________             By:_________________________ (SEAL)
Notary Public                                 (Landlord)  General Partner

Signed, sealed and delivered               By:_________________________ (SEAL)
as to Tenant, in the presence of:             (Landlord) General Partner

                                           Suburban Ostomy Supply Co.
______________________________
Unofficial Witness
                                           By:_________________________ (SEAL)
                                              (Tenant) Title:


______________________________             ____________________________ (SEAL)
Notary Public                              (Tenant)  Title:

     The subleasing of the within described premises in no way releases Tenant from Tenant's liability under said lease contract.

     IN WITNESS WHEREOF, the undersigned Tenant and Subtenant have hereunto set their hands and seals, with the consent of Landlord, the ____ day of ___________, 19__.

As to Tenant,
signed, sealed and delivered
in the presence of:

______________________________                ____________________ (SEAL)
Unofficial Witness                            As Tenant

______________________________
Notary Public


As to Subtenant,
signed, sealed and delivered
in the presence of:

______________________________                ____________________ (SEAL)
Unofficial Witness                            As Subtenant

______________________________
Notary Public


As to Landlord,
signed, sealed and delivered
in the presence of:

______________________________                ____________________ (SEAL)
Unofficial Witness                            As Landlord

______________________________
Notary Public

                      TRANSFER CLAUSE FOR SALE OF PROPERTY

GEORGIA
FULTON COUNTY

  The within and foregoing lease contract, for a value received by the undersigned Assignor, is hereby transferred and assigned by said Assignor to the undersigned Assignee, who purchased the premises subject to all of the terms and conditions of said lease contract and said Assignee does hereby assume all obligations of the Assignor as Landlord under said lease contract.

  IN WITNESS WHEREOF, the undersigned Tenant and Subtenant have hereunto set their hands and seals, with the ____________________ on this ____ day of ____________, 19__.

As to Assignor,
signed, sealed and delivered
in the presence of:


______________________________                _____________________ (SEAL)
Unofficial Witness                             As Assignor

______________________________
Notary Public

As to Assignee,
signed, sealed and delivered
in the presence of:


______________________________                ____________________ (SEAL)
Unofficial Witness                            As Assignee

______________________________
Notary Public

                                  EXHIBIT "A"
                                  -----------

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 261 of the 17th District, Fulton County, Georgia and being more particularly described as follows:

BEGINNING at an iron pin found on the easterly right-of-way line of Atlanta Industrial Parkway (100-foot right-of-way) which iron pin found is located 1,085.06 feet as measured along said easterly right-of-way line of Atlanta Industrial Parkway from the point formed by the intersection of the northerly right-of-way line of Bankhead Highway with said easterly right-of-way line of Atlanta Industrial Parkway, and running thence along said easterly right-of-way line of Atlanta Industrial Parkway in arc distance of 210.50 feet to a point (said arc having a radius of 1,075.00 feet and being subtended by a chord to the left bearing North 03 degrees 32 minutes 31 seconds West a chord distance of
210.17 feet); thence an arc distance of 45.97 feet to a point (said arc having a radius of 30.00 feet and being subtended by a chord to the right bearing North 34 degrees 44 minutes 50 seconds East a chord distance of 41.60 feet); thence an arc distance of 6.03 feet to a point (said arc having a radius of 86.00 feet and being subtended by a chord to the left bearing North 76 degrees 38 minutes 13 seconds East a chord distance of 6.03 feet); thence South 40 degrees 38 minutes 57 seconds East a distance of 4.72 feet to a point; thence North 77 degrees 56 minutes 38 seconds East a distance of 45.56 feet to a point; thence North 40 degrees 38 minutes 57 seconds West to a distance of 18.35 feet to a point; thence an arc distance of 17.50 feet to a point (said arc having a radius of 86.00 feet and being subtended by a chord to the left bearing North 41 degrees 20 minutes 07 seconds East a chord distance of 17.47 feet); thence South 75 degrees 04 minutes 44 seconds East a distance of 345.26 feet to an iron pin found; thence South 55 degrees 48 minutes 25 seconds East a distance of 106.50 feet to an iron pin found; thence South 34 degrees 10 minutes 21 seconds West a distance of 249.04 feet to a Rail Found; thence South 87 degrees 41 minutes 58 seconds West a distance of 51.00 feet to a Rail Found; and thence North 75 degrees 04 minutes 44 seconds West a distance of 304.96 feet to the iron pin found at the POINT OF BEGINNING; said parcel containing 2.769 acres and being as shown on Boundary Survey for Parkway Associates & Decatur Federal Savings and Loan & DFS Services, Inc. as Mortgagees, prepared by Venable & Associates, bearing the certification of Allen L. Venable, Jr., Georgia Registered Land Surveyor No. 1761, dated May 9, 1985 and last revised July 14, 1986.

                          Addendum to Lease Agreement
                                    between
                      Suburban Grayson Atlanta Partnership
                                    Landlord
                                      and
                        Suburban Ostomy Supply Co., Inc.
                                     Tenant

                                Rent Adjustment

Effective April 1, 1995, the minimum annual rent for the Atlanta distribution facility will be One Hundred Sixty Thousand Dollars ($160,000). All other terms and conditions will remain the same.

Landlord                                     Tenant

Suburban Grayson Atlanta Partnership         Suburban Ostomy Supply Co., Inc.

____________________________________         ___________________________________
Herb Gray, Partner                           Stephen N. Aschettino, VP Treasurer

Date:__________                              Date:__________

The following tract or parcel is
conveyed without warranty or title:

                                   EXHIBIT A

All that tract or parcel of land lying and being in Land Lot 261, 17th District, Fulton County, Georgia and being more particularly described as follows:

To find the TRUE POINT OF BEGINNING, being at an iron pin found on the easterly right-of-way line of Atlanta Industrial Parkway (100-foot right-of-way) which iron pin is located 1085.06 feet as measured along said easterly right-of-way line of the Atlanta Industrial Parkway from the point formed by the intersection of the northerly right-of-way line of Bankhead Highway with said easterly right-of-way line of Atlanta Industrial Parkway; running thence along said easterly right-of-way line of Atlanta Industrial Parkway an arc distance of 210.50 feet to an iron pin set (said arc having a radius of 1075.00 feet and being subtended by a chord to the left bearing north 03 degrees 32 minutes 31 seconds west a chord distance of 210.17 feet); thence leaving said easterly right-of-way line of Atlanta Industrial Parkway and running an arc distance of 45.97 feet to an iron pin set (said arc having a radius of 30.00 feet and being subtended by a chord to the right bearing 34 degrees 44 minutes 50 seconds each a chord distance of 41.60 feet); running thence an arc distance of 6.03 feet to a point, said point being the TRUE POINT OF BEGINNING (said arc having a radius of 86.00 feet and being subtended by a chord to the left bearing north 76 degrees 38 minutes 13 seconds east a chord distance of 6.03 feet); from the TRUE POINT OF BEGINNING as thus established, running thence south 40 degrees 38 minutes 57 seconds east 4.72 feet to a point; running thence north 77 degrees 56 minutes 38 seconds east 45.56 feet to a point; running thence north 40 degrees 38 minutes 57 seconds west 18.35 feet to a point; running thence an arc distance of 41.22 feet to a point, said point being the TRUE POINT OF BEGINNING (said arc having a radius of 86.00 feet and being subtended by a chord to the right bearing south 60 degrees 53 minutes 46 seconds west a chord distance of 40.83 feet); said parcel containing 0.009 acres (394 square feet) as shown on that certain boundary survey for Parkway Associates & Decatur Federal Savings & Loan & DFS Services, Inc. as mortgagees, prepared by Venable & Associates, bearing the certification of Allen L. Venable, Jr., Georgia Registered Land Surveyor No. 1761, dated May 9, 1985, and last revised August 15, 1985.

                                  EXHIBIT "B"
                                  -----------

                              Special Stipulations


          30.  PROTECTIVE COVENANTS.  This Lease is subject to the Protective
               --------------------
Covenants for Atlanta Industrial Park imposed upon the premises and recorded at Deed Book 8931, Page 284, Fulton County, Georgia Records, and all amendments thereto. Tenant covenants and agrees with Landlord to comply with said Covenants.

          31.  REPAIRS AND MAINTENANCE.  Notwithstanding anything to the
               -----------------------
contrary contained in the Lease, Tenant shall at its sole expense maintain in good repair all improvements located on the premises including, without limitation, the roof, foundations and exterior walls thereof, and underground utility and sewer pipes whether inside or outside said exterior walls. To the full extent permitted by law, Landlord shall not be responsible for any repairs or maintenance to the premises.

          32.  INSURANCE.  Tenant shall maintain at its sole expense policies of
               ---------
casualty and liability insurance covering the premises in amounts and with companies reasonably acceptable to Landlord. Said insurance shall show Landlord as an additional insured. Evidence of such insurance shall be delivered to Landlord prior to occupancy of the premises and evidence of renewal or replacement thereof shall be delivered to Landlord prior to the expiration dates thereof.

          33.  SUBLETTING.  Notwithstanding anything to the contrary contained
               ----------
in the Lease, Landlord may withhold consent to any proposed subletting or assignment in its sole discretion. Without any limitation of the foregoing, all proposed assignees or subtenants shall complete the Certificate and Agreement attached hereto as Exhibit "C" and made a part hereof.
                   -----------

          34.  MORTGAGEE'S RIGHTS.  This Lease and the rights of the Tenant
               ------------------
hereunder are and shall be subject and subordinate to all security deeds or similar instruments which may now or hereafter affect this Lease or the premises, including, without limitation, the Deed to Secure Debt and Security Agreement dated as of August 1, 1986, from Landlord, or its successors and assigns, to The First National Bank of Atlanta, recorded in the Records of Fulton County, and also to all renewals, modifications, extensions, consolidations and replacements of such instruments. The holders of any such instruments may sell premises subject to this Lease. Tenant agrees, in favor of such holders, to be bound by the provisions of such instruments. However, at the option of any such holder who has enforced remedies provided by law or by any such instrument, Tenant will automatically become the lessee of and attorn to such holder without change in the terms or provisions of this Lease. No such holder shall be bound (i) by any payment of rent or other monies more than one month in advance (other than security deposits controlled by such holder), or
(ii) by any amendment or modification of this Lease made without express written consent of such holder. Tenant shall, from time to time at the request of

Landlord or any such holder, execute, acknowledge and deliver such further instruments as may be desired by any such holder to confirm the foregoing, and upon the failure of Tenant to do so, the Tenant hereby appoints Landlord Tenant's agent and attorney-in-fact so to do. Tenant shall further, from time to time, at the request of Landlord or the holder of any such instrument, execute, acknowledge and deliver certificates with respect to the status and effect of this Lease, the date to which rental and other charges have been paid, and whether in any defaults, off-sets or defenses exist in connection with this Lease. This Lease is subject to the prior written consent of The First National
        ------------------------------------------------------------------------
Bank of Atlanta.
- ---------------

          35.  TERM.  The term of this Lease shall commence on the fifth (5th)
               ----
day of August, 1986, and shall continue until the indebtedness evidenced by that certain Development Authority of Fulton County Revenue Bond (Suburban Ostomy Supply Co. Project) dated as of August 1, 1986 (the "Bond") has been paid in full.

          36.  RENT. Tenant shall pay as monthly rental the amount due each
               ----
month under the Bond.

                                  EXHIBIT "C"
                                  -----------

                           CERTIFICATE AND AGREEMENT

                                                               __________, 1986

[Landlord Name and Address]
______________________________
______________________________

The First National Bank of Atlanta
P.O. Box 4148
Atlanta, Georgia  30302

          Re: Proposed Lease by and between [Landlord] and the undersigned, dated __________, (the "Lease")

Dear Sirs:

          Subject to your consent, pursuant to the Deed to Secure Debt and Security Agreement dated as of August 1, 1986, by and between The First National Bank of Atlanta and Suburban Grayson Atlanta Partnership, we will enter into the above-referenced Lease with respect to the "Premises" described therein. We understand that you have financed the Premises with an industrial development bond (the "Bond") issued on August 5, 1986 (the "Closing Date"), pursuant to an election under the provisions of Section 103(b)(6)(D) of the Internal Revenue Code of 1954, as amended (the "Code"). We further understand that we may be deemed a "principal user" of the Premises, as said term is used in Section 103 of the Code, and that as such certain other bond issues of which we or a person related to us are a principal user and certain capital expenditures paid or incurred with respect to facilities we or a person related to us use in Fulton County (the "Jurisdiction"), in the six-year period beginning three years prior to the Closing Date and ending three years after the Closing Date may influence the qualification of the Bond as a small issue of bonds under Section 103(b)(6) of the Code exempt from Federal income taxation on the interest thereon.

          In consideration of the financing of the Premises and the entering into and performance of the Lease and other good and valuable considerations we have received, we agree that, without your prior written consent, from the date hereof until three years from the date the Bond was issued, neither we nor any "related person" (as that term is used in Section 103(b)(6)(c) in the Code) will pay or incur any capital expenditures (within the meaning of Section 103(b)(6) of the Code) totaling in excess of $__________ with respect to any facilities located in the Jurisdiction (or facilities that are contiguous or integrated with such facilities); or (b) will become a "principal user" of facilities in the jurisdiction with respect to which capital expenditures attributable to our use have been made since the date three years prior to the Closing Date, which capital expenditures exceed in the aggregate $__________; or (c) will become a "principal user" of facilities, wherever located, with respect to which industrial development bonds have been issued pursuant to Code (S) 103(b) and remain outstanding which exceed in the aggregate $__________. We further agree that we will comply with the requirements concerning the filing with the Internal Revenue Service of any return, schedule or other documents required of "principal users" of bond-financed facilities.

          In order that you may engage in financial and tax planning in connection with the issuance of the Bond, we make the following representations:

          1. Neither we nor any "related person" (as that term is used in Section 103(b)(6)(c) of the Code) is a "principal user" (as that term is used in
Section 103(b)(6) of the Code) of facilities (other than the Premises) located in the Jurisdiction (or facilities that are contiguous or integrated with such facilities) with respect to which there is outstanding any small issue industrial development bond issued under Code Section 103(b)(6)(A).

          2. The date (by quarter) and amount of capital expenditures (within the meaning of Section 103 (b)(6) of the Code) paid or incurred by us or any related person (as that term is used in Section 103 of the Code) with respect to facilities in the Jurisdiction (or facilities contiguous or integrated with such facilities) during the period beginning three years prior to the date of the issuance of the Bond are set forth in Schedule "1" attached hereto.
                                      -------- ---

          3. Neither we nor any person who is or was a "related person" is a "principal user" of facilities (other than the Premises), wherever located, that have been financed with outstanding industrial bonds issued pursuant to Code (S) 103(b), other than as set forth in Schedule "2" attached hereto.
                                   -------- ---

          4. Our federal income tax returns are filed at the Internal Revenue Service Center, __________, and our federal employer identification number is
__________.

                                ______________________________________



                                By:___________________________________
                                   Title:


                                                 (SEAL)

                                Attest:_________________________________
                                       Title:

                             [THIS PAGE IS BLANK]

                                  SCHEDULE "1"
                                  ------------

                              Capital Expenditures
                              --------------------

  Quarter                                   Amount
  -------                                   ------

                                  SCHEDULE "2"
                                  ------------

                            BOND-FINANCED FACILITIES
                            ------------------------

Facility                                        Amount of Outstanding Bonds
- --------                                        ---------------------------

STATE OF GEORGIA

COUNTY OF FULTON

                       FIRST AMENDMENT TO LEASE AGREEMENT
                       ----------------------------------

          THIS FIRST AMENDMENT TO LEASE AGREEMENT (this "Amendment") dated as of the 19th day of December, 1986 by and between SUBURBAN GRAYSON ATLANTA PARTNERSHIP, a Georgia general Partnership ("Landlord") and SUBURBAN OSTOMY SUPPLY CO., INC., a Georgia corporation ("Tenant");

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of August 1, 1986 (such Lease Agreement and attached Exhibits referred to collectively as the "Lease Agreement"), which Lease Agreement is hereby incorporated by reference; and

          WHEREAS, Landlord and Tenant desire to amend certain terms of the Lease Agreement; and

          WHEREAS, the Lease Agreement stipulates that it is subject to the prior written consent of The First National Bank of Atlanta ("FNBA"); and

          WHEREAS, FNBA is willing to consent to this Amendment under the terms and conditions herein set forth;

          NOW, THEREFORE, for and in consideration of the above premises, and other consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereby agree and consent as follows:

          1.  Term.  Special Stipulation 35 of Exhibit "B" of the Lease
              ----                             ------- ---
Agreement is amended by deleting said Special Stipulation 35 in its entirety and substituting in lieu thereof the following revised Special Stipulation 35:

              35. TERM. The term of this Lease shall commence on the fifth (5th)
                  ----
day of August, 1986, and shall continue for a period of ten (10) years from such commencement date, ending on the fourth (4th) day of August, 1996. Tenant shall have an option to renew this Lease for an additional ten (10) years, such renewal period to commence on the fifth (5th) day of August, 1996 and ending on the fourth (4th) day of August, 2006; provided, however, that Tenant shall have
                                      --------  -------
given written notice to Landlord and FNBA of intent to exercise this option no later than one hundred twenty (120) days prior to August 4, 1996.

          2.  Other Terms.  All other terms, conditions and covenants of the
              ----- -----
Lease Agreement shall remain in full force and effect and the Lease Agreement, as hereby amended, is hereby preserved, adopted and ratified.

          IN WITNESS WHEREOF, the parties hereto have set their respective names and seals through their authorized officers as of the day and year first above written.

                                          LANDLORD:
                                          --------

Signed, sealed and delivered as to        SUBURBAN GRAYSON ATLANTA
Landlord, this 22nd day of                PARTNERSHIP
December 1986 in the presence of:



____________________________________      By:_____________________________(SEAL)
Unofficial Witness                           General Partner



____________________________________      By:_____________________________(SEAL)
Notary Public                                General Partner



Commission expires:___________________    By:_____________________________(SEAL)
                                             General Partner

[NOTARY SEAL]

                                          TENANT:
                                          ------

Signed, sealed and delivered as to        SUBURBAN OSTOMY SUPPLY CO.,
Tenant, this 22nd day of December 1986    PARTNERSHIP
in the presence of:

______________________________________    By:_____________________________(SEAL)
Unofficial Witness                           Title:



____________________________________      Attest:_____________________________
Notary Public                                    Title:

Commission expires:___________________

[NOTARY SEAL]

76082-1
                           CONSENT TO FIRST AMENDMENT
                           --------------------------
                               TO LEASE AGREEMENT
                               ------------------

          THE FIRST NATIONAL BANK OF ATLANTA ("FNBA") hereby approves and consents to the attached First Amendment to Lease Agreement as of the 19th day of December, 1986.

[SEAL]                         THE FIRST NATIONAL BANK OF ATLANTA



                               By:_____________________________________
                                  Title:_________________________________



STATE OF GEORGIA:

COUNTY OF FULTON:

          The undersigned Notary Public in and for the jurisdiction aforesaid hereby certifies that __________, whose name as Comm. Officer of The First
                                                -------------
National Bank of America is signed to the foregoing consent to First Amendment to Lease Agreement acknowledged the same before me in the jurisdiction aforesaid, this 19th day of December, 1986.


                               _____________________________________
                               NOTARY PUBLIC

                               Commission expires:

                               [NOTARY SEAL]